Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement” or “Second Amendment”), dated as of February 6, 2024, is entered into among SIRIUSPOINT LTD. (F/K/A THIRD POINT REINSURANCE LTD.) (the “Borrower Representative”), the Lenders party hereto (which constitute Required Lenders (as defined in the Credit Agreement) under the Credit Agreement), the other Lenders (as defined in the Amended Credit Agreement (as defined below)) party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower Representative, the Co-Borrowers and Guarantors from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, are party to the Credit Agreement, dated as of November 2, 2020 (as amended by that Amendment No. 1, dated as of June 15, 2023 and as further amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement” and, as amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the Borrower Representative desires to amend the Credit Agreement to, among other things, extend the Maturity Date (as defined in the Credit Agreement); and

WHEREAS, the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Agreement holding at least 50% of the Commitments (determined prior to the effectiveness of this Agreement) have timely delivered to the Administrative Agent notices agreeing to extend the Maturity Date as defined in the Credit Agreement (for the avoidance of doubt, this Agreement constitutes such notice).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Credit Agreement.

2.  Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.

3.  Commitment Reallocation.

(a)  Upon giving effect to this Agreement on the Second Amendment Effective Date, any Loans outstanding under the Credit Agreement (as in effect immediately prior to the Second Amendment Effective Date) shall be reallocated among the Lenders in accordance with their respective Credit Exposure, with such reallocations to be effected on the date hereof, including through the funding of replacement Loans by certain Lenders (the “New Lenders”) and/or the paydown of a portion of the principal amount of certain existing Loans to certain Lenders (with this Agreement satisfying any notice required by the terms of the Credit Agreement), in each case, in the amounts set forth on Schedule 1 hereto, such that after giving effect to such reallocation, the aggregate outstanding Loans on and after the Second Amendment Effective Date shall equal the aggregate outstanding Loans prior to the effectiveness of this Agreement, and each Lender’s pro rata share of the Loans shall equal such Lender’s pro rata share of the Commitments. Each of the Lenders and Loan Parties party hereto hereby (i) authorize and direct the

Administrative Agent to effect such reallocation, notwithstanding that such loans may be made, or such loans may be repaid, as applicable, on a non-pro rata basis and (ii) acknowledge and agree that (x) accrued and unpaid interest on the Loans outstanding under the Credit Agreement, which have accrued to but excluding the Second Amendment Effective Date, shall be paid on the Second Amendment Effective Date to the Lenders of such Loans outstanding under the Credit Agreement as in effect immediately prior to the Second Amendment Effective Date and (y) interest amounts which have accrued from and after the Second Amendment Effective Date will be payable to the Lenders of the Loans outstanding under the Amended Credit Agreement (after giving effect to the reallocation contemplated hereby) on the next succeeding Interest Payment Date, which shall be one month from the Second Amendment Effective Date.

(b)  Upon the effectiveness of this Agreement, any Non-Consenting Lenders shall cease to be a Lender under the Amended Credit Agreement, in accordance with Section 4.12(b)(vi) of the Amended Credit Agreement.

4.  Payment of Expenses. The Borrower Representative agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent, in each case, to the extent invoiced to the Borrower Representative at least two (2) Business Days prior to the date hereof.

5.  Conditions Precedent. This effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Second Amendment Effective Date”):

(a)  The Administrative Agent (or its counsel) shall have received from the Borrower Representative, each other Credit Party, and each Lender party thereto either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.

(b)  The representations and warranties of the Borrower Representative and the Credit Parties set forth in Section 6 of this Agreement shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality), in each case on and as of the Second Amendment Effective Date (or true and correct in all material respects as of a specified date, if earlier).

(c)  The Lenders party hereto shall have received, at least five days prior to the Second Amendment Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, to the extent requested in writing of the Borrower Representative at least ten days prior to the Second Amendment Effective Date and any Lender that has requested, in a written notice to the Borrower Representative at least ten days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification at least five days prior to the Second Amendment Effective Date (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (c) shall be deemed to be satisfied).

(d)  The Required Lenders shall have consented to this Agreement by providing a counterpart of this Agreement signed on behalf of such Lender.

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(e)  At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date.

(f)  The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (b) and (e) of this Section.

(g)  The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is (A) a true, correct and complete copy of the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) a true, correct and complete copy of the bye-laws or other governing document of such Credit Party as in effect on the Second Amendment Effective Date and (C) a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement.

(h)  The Administrative Agent shall have received certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, to the extent available in such jurisdiction.

(i)  The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders).

(j)  The Administrative Agent shall have received the upfront fee, for the account of each Lender, in an amount equal to the Upfront Fee, as defined in the Fee Letter, dated as of the date hereof, between the Borrower Representative and the Administrative Agent.

6.  Representations and Warranties. The Borrower Representative represents and warrants to the Administrative Agent that, as of the date hereof:

(a)  this Agreement has been duly executed and delivered by the Borrower Representative and constitutes the legal, valid and binding obligation of the Borrower Representative enforceable in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and

(b)  the execution, delivery and performance by the Borrower Representative of this Agreement will not (i) conflict with, result in a breach of or constitute a default under the articles of incorporation, certification of incorporation, memorandum of association, bye-laws or other organizational documents of any Credit Party, (ii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) result in or require the creation or

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imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (iv) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.  Reaffirmation; Reference to and Effect on the Loan Documents.

(a)  From and after the Second Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. This Agreement is a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(b)  The Loan Documents, and the obligations of each Credit Party under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)  The Borrower Representative (on behalf of itself and each other Credit Party) (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations and (vii) reaffirms the obligations of each Guarantor under the Guaranty and agrees that such Guarantor’s obligation to guarantee the Obligations is in full force and effect as of the date hereof.

(d)  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.  Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)  This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 11.5 AND 11.6 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

9.  Headings; Severability. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions

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hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

10.  Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

11.  Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.1 of the Amended Credit Agreement.

12.  Agreements of the New Lenders. Each New Lenders (x) represents and warrants that (1) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement and the Amended Credit Agreement and to become a Lender under the Amended Credit Agreement, (2) it satisfies the requirements, if any, specified in the Amended Credit Agreement that are required to be satisfied by it in order to become a Lender, (3) it has received a copy of the Amended Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (y) agrees that (1) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER REPRESENTATIVE:	SIRIUSPOINT LTD. (F/K/A THIRD POINT REINSURANCE LTD.)

	By:	/s/ Edward Park
	Name:	Edward Park
	Title:	Treasurer

[Signature Page to Amendment No. 2]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

	By:	/s/ Kristen M. Murphy
	Name:	Kristen M. Murphy
	Title:	Vice President

[Signature Page to Amendment No. 2]

Bank of Montreal, Chicago Branch, as a Lender

By:	/s/ Benjamin Mlot
Name:	Benjamin Mlot
Title:	Director

[Signature Page to Amendment No. 2]

Bank of America, N.A., as a Lender

By:	/s/ Chris Choi
Name:	Chris Choi
Title:	Managing Director

[Signature Page to Amendment No. 2]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mrudul Kotia
Name:	Mrudul Kotia
Title:	Vice President

[Signature Page to Amendment No. 2]

Citibank, N.A., as a Lender

By:	/s/ Justine O’Connor
Name:	Justine O’Connor
Title:	Vice President

[Signature Page to Amendment No. 2]

LLOYDS BANK CORPORATE MARKETS PLC, as a Lender

By:	/s/ Tina Wong
Name:	Tina Wong
Title:	Assistant Vice President

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Vice President

[Signature Page to Amendment No. 2]

NORDEA BANK ABP, NEW YORK BRANCH, as a Lender

By:	/s/ Leena Parker
Name:	Leena Parker
Title:	Managing Director

By:	/s/ Mya Bendimerad
Name:	Mya Bendimerad
Title:	Vice President

[Signature Page to Amendment No. 2]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ananda DeRoche
Name:	Ananda DeRoche
Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

Exhibit A

[Omitted]

Schedule 1

[Omitted]